                          CORESTATES FINANCIAL CORP                       Page 1

             MONTHLY SERVICING REPORT  -  HOME EQUITY TRUST 1996-1

Due Period:     November 1, 1996  through   November 30, 1996
Payment Date:   December 16, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
--------------------------------------------------------------
(A)   Original Total Portfolio                                                         $171,326,953.09
(B)   Original Total Class A  Certificate Balance                                      $171,326,000.00
(C)   Original Class A-1 Certificate Balance                                            $90,000,000.00
(D)   Class A-1 Certificate Rate                                                                  6.20%
(E)   Original Class A-2 Certificate Balance                                            $27,600,000.00
(F)   Class A-2 Certificate Rate                                                                  6.75%
(G)   Original Class A-3 Certificate Balance                                            $41,000,000.00
(H)   Class A-3 Certificate Rate                                                                  7.00%
(I)   Original Class A-4 Certificate Balance                                            $12,726,000.00
(J)   Class A-4 Certificate Rate                                                                  7.00%
(K)   Servicing Fee Rate                                                                          0.75%
(L)   Original Weighted Average Coupon (WAC)                                                      8.36%
(M)   Original Weighted Average Remaining Maturity (WAM)                                        152.99  months
(N)   Number of Contracts                                                                        3,970
(O)   Original Yield Supplement Account Amount                                              $77,567.54
(P)   Reserve Account
    (i)     Initial Reserve Account Deposit Amount Percentage                                     8.75%
    (ii)    Initial Reserve Account Deposit Amount                                      $14,991,108.40
    (iii)   Initial Reserve Account Required Amount Percentage                                    8.75%
    (iv)    Initial Reserve Account Required Amount                                     $14,991,108.40

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------------
(A)   Total Portfolio Outstanding                                                      $157,006,586.80
(B)   Total Portfolio Pool Factor                                                            0.9164150
(C)   Total Class A Certificate Balance (after reserve account releases)               $149,038,930.37
(D)   Total Class A Certificate Factor (after reserve account releases)                      0.8699143
(E)   Class A-1 Certificate Balance (after reserve account releases)                    $67,712,930.37
(F)   Class A-1 Principal Factor (after reserve account releases)                            0.7523659
(G)   Class A-2 Certificate Balance (after reserve account releases)                    $27,600,000.00
(H)   Class A-2 Principal Factor (after reserve acount releases)                             1.0000000
(I)   Class A-3 Certificate Balance (after reserve account releases)                    $41,000,000.00
(J)   Class A-3 Principal Factor (after reserve acount releases)                             1.0000000
(K)   Class A-4 Certificate Balance (after reserve account releases)                    $12,726,000.00
(L)   Class A-4 Principal Factor (after reserve acount releases)                             1.0000000
(M)   Reserve Account Balance                                                            $7,024,405.06
(N)   Yield Supplement Account Balance                                                      $70,324.62
(O)   Cumulative Net Losses for All Prior Periods                                                $0.00
(P)   Weighted Average Coupon of Remaining Portfolio (WAC)                                        8.34%
(Q)   Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                          147.21  months
(R)   Number of Contracts                                                                        3,717

C. INPUTS FROM THE MAINFRAME
----------------------------------------------------
(A)   Ending Total Portfolio Outstanding                                               $154,208,436.81
(B)   Ending Total Portfolio Pool Factor                                                     0.9000828
(C)   Ending Total Class A Certificate Balance (prior to reserve account releases)     $146,240,780.38
(D)   Ending Total Class A Certificate Balance (after reserve account releases)        $144,912,996.49
(E)   Ending Total Class A Certificate Factor (after reserve account releases)               0.8458319
(F)   Ending Class A-1 Certificate Balance (prior to reserve account releases)          $64,914,780.38
(G)   Ending Class A-1 Certificate Balance (after reserve account releases)             $63,586,996.49
(H)   Ending Class A-1 Principal Factor (after reserve account releases)                     0.7065222
(I)   Ending Class A-2 Certificate Balance (prior to reserve account releases)          $27,600,000.00
(J)   Ending Class A-2 Certificate Balance (after reserve account releases)             $27,600,000.00
(K)   Ending Class A-2 Principal Factor (after reserve account releases)                     1.0000000
(L)   Ending Class A-3 Certificate Balance (prior to reserve account releases)          $41,000,000.00
(M)   Ending Class A-3 Certificate Balance (after reserve account releases)             $41,000,000.00
(N)   Ending Class A-3 Principal Factor (after reserve account releases)                     1.0000000
(O)   Ending Class A-4 Certificate Balance (prior to reserve account releases)          $12,726,000.00
(P)   Ending Class A-4 Certificate Balance (after reserve account releases)             $12,726,000.00
(Q)   Ending Class A-4 Principal Factor (after reserve account releases)                     1.0000000
(R)   Simple Interest Mortgage Loans
    (i)     Principal Reduction of Mortgage Loans                                        $2,798,149.99
        (a)   Principal Payments Received                                                $2,774,095.73
    (ii)    Interest Payments Received                                                   $1,034,076.64
    (iii)   Repurchased Mortgage Loans Principal                                                 $0.00
    (iv)  Repurchased Mortgage Loans Interest                                                    $0.00
(S)   Weighted Average Coupon of Remaining Portfolio (WAC)                                        8.34%
(T)   Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                          146.35  months
(U)   Remaining Number of Mortgage Loans                                                         3,667
(V)   Number of Repurchased Mortgage Loans                                                           0

                         CORESTATES FINANCIAL CORP                        Page 2

             MONTHLY SERVICING REPORT  -  HOME EQUITY TRUST 1996-1

Due Period:     November 1, 1996  through  November 30, 1996

Payment Date:   December 16, 1996

C. INPUTS FROM THE MAINFRAME (cont.)
----------------------------------------------------
                                                                         Contracts                  Amount
(T)   Delinquent Mortgage Loans                                                  #              %              $         %
                                                                        ----------------------------------------------------
    (i)    30-59 Days Delinquent                                                 18         0.49%    $646,259.83     0.42%
    (ii)   60-89 Days Delinquent                                                  2         0.05%    $105,143.04     0.07%
    (iii)  90 Days or More Delinquent                                             1         0.03%    $107,838.69     0.07%
    (iv)   Real Estate Owned                                                      0         0.00%          $0.00     0.00%

D. INPUTS DERIVED FROM OTHER SOURCES
---------------------------------------------------------------------
(A)   Collection Account Investment Income                                                                       $1,401.77
(B)   Reserve Account Investment Income                                                                         $37,168.49
(C)   Liquidated Mortgage Loans
    (i)   Beginning Gross Principal of Charged-Off Mortgage Loans                                                    $0.00
    (ii)  Liquidation Proceeds & Recoveries Received during the Due Period                                           $0.00
    (iii) Liquidation Expenses                                                                                       $0.00
    (iv)  Net Liquidation Proceeds and Recoveries on Liquidated Mortgage Loans                                       $0.00
    (v)   Ending Gross Principal of Charged-Off Mortgage Loans                                                  $24,054.26
(D)   Principal Balance of Newly Charged-Off Loans during Due Period                                            $24,054.26
(E)   Number of Mortgage Loans Charged-Off during Due Period                                                             1

I. COLLECTIONS
-------------------------
(A)   Principal Payments Received                                                                            $2,774,095.73
(B)   Interest Payments Received                                                                             $1,034,076.64
(C)   Aggregate Net Liquidation Proceeds Received                                                                    $0.00
(D)   Aggregate Insurance Proceeds Received                                                                          $0.00
(E)   Aggregate Purchase Price of Home Equity Loans Repurchased from Trust                                           $0.00
(F)   Interest on Repurchased Home Equity Loans                                                                      $0.00
                                                                                                            ----------------
(G)   Total Collections                                                                                      $3,808,172.37

(H)   Total Principal Collections                                                                            $2,774,095.73

(I)   Available Payment Amount                                                                               $3,710,043.25

(J)   Reserve Account Draw for Class A Formula Amount                                                                $0.00

(K)   Total Amount Distibuted to Class A Certificateholders                                                  $3,710,043.25

(L)   Yield Supplement Deposit Amount                                                                              $967.04
                                                                                                            ----------------
(M)   Total Collection Account Amount Less Servicing Fee                                                     $3,711,010.29

II. DISTRIBUTIONS
----------------------------
(A)   Servicing Fee                                                                                             $98,129.12
(B)   Class A-1 Monthly Interest Payment (including Amount from Yield Supplement Withdrawals)                  $349,850.14
(C)   Monthly Principal to Class A-1                                                                         $2,798,149.99
(D)   Class A-2 Monthly Interest Payment (including Amount from Yield Supplement Withdrawals)                  $155,250.00
(E)   Monthly Principal to Class A-2                                                                                 $0.00
(F)   Class A-3 Monthly Interest Payment (including Amount from Yield Supplement Withdrawals)                  $239,166.67
(G)   Monthly Principal to Class A-3                                                                                 $0.00
(H)   Class A-4 Monthly Interest Payment (including Amount from Yield Supplement Withdrawals)                   $74,235.00
(I)   Monthly Principal to Class A-4                                                                                 $0.00
(J)   Deposit to Reserve Account to Maintain Required Amount                                                         $0.00
                                                                                                            ----------------
(K)   Amount Distributed from Collection Account                                                             $3,616,651.80

(L)   Excess Collections -- Amount Distributed to Class R Certificateholders                                    $93,391.45

(M)   Additional Monthly Class A Principal Amount Paid from Reserve Account                                  $1,327,783.89

(N)   Release of Reserve Account Amount to Class R Certificatholders                                                 $0.00

(O)   Yield Supplement Withdrawal Amount Included in the Distribution to Class A Certificateholders                  $0.00

(P)   Yield Supplement Deposit Amount Paid to Seller                                                               $967.04

(Q)   Class A-1  Pass-Through Rate                                                                               6.2000000%

(R)   Class A-2  Pass-Through Rate                                                                               6.7500000%

(S)   Class A-3  Pass-Through Rate                                                                               7.0000000%

(T)   Class A-4  Pass-Through Rate                                                                               7.0000000%

                           CORESTATES FINANCIAL CORP                      Page 3

             MONTHLY SERVICING REPORT  -  HOME EQUITY TRUST 1996-1

Due Period:     November 1, 1996  through  November 30, 1996

Payment Date:   December 16, 1996

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
(A)   Beginning Balances and Principal Factors
     (i)   Total Pool Balance                                                                              $157,006,586.80
    (ii)   Total Pool Factor                                                                                     0.9164150
   (iii)   Total Class A Certificate Balance                                                               $149,038,930.37
    (iv)   Total Class A Pool Factor                                                                             0.8699143
     (v)   Class A-1 Certificate Balance                                                                    $67,712,930.37
    (vi)   Class A-1 Principal Factor                                                                            0.7523659
   (vii)   Class A-2 Certificate Balance                                                                    $27,600,000.00
  (viii)   Class A-2 Principal Factor                                                                            1.0000000
    (ix)   Class A-3 Certificate Balance                                                                    $41,000,000.00
     (x)   Class A-3 Principal Factor                                                                            1.0000000
    (xi)   Class A-4 Certificate Balance                                                                    $12,726,000.00
   (xii)   Class A-4 Principal Factor                                                                            1.0000000

(B)   Ending Balances and Principal Factors
    (i)    Total Pool Balance                                                                              $154,208,436.81
   (ii)    Total Pool Factor                                                                                     0.9000828
  (iii)    Total Class A Certificate Balance                                                               $144,912,996.49
   (iv)   Total Class A Pool Factor                                                                              0.8458319
    (v)    Class A-1 Certificate Balance                                                                    $63,586,996.49
   (vi)   Class A-1 Principal Factor                                                                             0.7065222
  (vii)   Class A-2 Certificate Balance                                                                     $27,600,000.00
 (viii)   Class A-2 Principal Factor                                                                             1.0000000
   (ix)   Class A-3 Certificate Balance                                                                     $41,000,000.00
    (x)   Class A-3 Principal Factor                                                                             1.0000000
   (xi)   Class A-4 Certificate Balance                                                                     $12,726,000.00
  (xii)   Class A-4 Principal Factor                                                                             1.0000000

(C)   Beginning of Period Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                                               8.34%
   (ii)   Weighted Average Remaining Maturity (WAM)                                                                 147.21  months
  (iii)   Remaining Number of Contracts                                                                              3,717

(D)   End of Period Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                                               8.34%
   (ii)   Weighted Average Remaining Maturity (WAM)                                                                 146.35  months
  (iii)   Remaining Number of Contracts                                                                              3,667

IV. RECONCILIATION OF RESERVE ACCOUNT
--------------------------------------------------------------------

(A)   Beginning Reserve Account Balance                                                                      $7,024,405.06

(B)   Reserve Account Draw for Class A Formula Amount                                                                $0.00
                                                                                                            ----------------
(C)   Reserve Account Balance Prior to Release or Deposits                                                   $7,024,405.06

(D)   Reserve Account Required Amount (See Reduction Tests in VII)                                           $5,696,621.17

(E)   Amount Necessary to Reach Reserve Account Required Amount                                             ($1,327,783.89)

(F)   Deposit or (Release) to Reserve Account to Maintain Required Amount                                   ($1,327,783.89)

(G)   Excess Collections over Reserve Account Required Amount                                                $1,327,783.89

(H)   Release of Reserve Account Amount to Class A Principal Amount                                          $1,327,783.89

(I)   Release of Reserve Account Amount to Class R Certificateholders                                                $0.00

(J)   Ending Reserve Account Balance                                                                         $5,696,621.17


V. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-------------------------------------------------------------------------------------------
(A)   Beginning Yield Supplement  Account Balance                                                               $70,324.62
(B)   Required Monthly Interest Added to YSA Balance                                                               $146.51
(C)   YSA Balance Including Required Monthly Interest                                                           $70,471.13
(D)   Yield Supplement Deposit Amount                                                                              $967.04
(E)   Yield Supplement Account Balance after Deposit to Collection Account                                      $69,504.09
(F)   Releases from Yield Supplement Account Paid to the Seller                                                    $236.18
(G)   Ending Yield Supplement Account Balance                                                                   $69,267.91

(H)   Yield Supplement Deposit Amount                                                                              $967.04
(I)   Yield Supplement Withdrawal Amount Paid to Class A Certificateholders                                          $0.00
(J)   Yield Supplement Deposit Amount Paid to Seller                                                               $967.04

                           CORESTATES FINANCIAL CORP                      Page 4

             MONTHLY SERVICING REPORT  -  HOME EQUITY TRUST 1996-1

Due Period:     November 1, 1996  through  November 30, 1996

Payment Date:   December 16, 1996

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------------------------------------------
(A)   Aggregate Net Losses for Due Period                                                                       $24,054.26
(B)   Liquidated Mortgage Loans
    (i)   Gross Principal of Charged-Off Mortgage Loans                                                              $0.00
    (ii)  Net Liquidation Proceeds and Recoveries on Liquidated Mortgage Loans                                       $0.00
(C)   Cumulative Net Losses for all Periods                                                                     $24,054.26
(D)   Delinquent Mortgage Loans                                          Contracts               Amount
                                                                                 #             %               $         %
                                                                       ---------------------------------------------------
    (i)   30-59 Days Delinquent                                                 18         0.49%     $646,259.83     0.42%
    (ii)  60-89 Days Delinquent                                                  2         0.05%     $105,143.04     0.07%
    (iii) 90 Days or More Delinquent                                             1         0.03%     $107,838.69     0.07%
    (iv)  Real Estate Owned                                                      0         0.00%           $0.00     0.00%



VII. TESTS FOR RESERVE ACCOUNT REQUIRED AMOUNT and RELEASES
-------------------------------------------------------------------
(A)   Reserve Account Required Amount                                                                           $5,696,621.17
          Lesser of -----
         (i)    the Class A Certificate Balance                                                               $146,240,780.38
                  AND
         (ii)   Greater of --- a.) specified reserve requirement                                                $5,696,621.17
                               b.) if Reserve Account Balance + OC Amount Less than 8.75% of Orig. Bal,
                                   then Initial Reserve Amount - OC, else $0                                            $0.00
                               c.) 1.0% x original pool principal balance                                       $1,713,269.53

(B)   60-Day Delinquency Percentage
         (i)   Collection Period 3 Months Preceding the Payment Date                                                     0.08%
         (ii)  Collection Period 2 Months Preceding the Payment Date                                                     0.15%
         (iii) Collection Period Preceding the Payment Date                                                              0.14%
         (iv)  Three Month Average (Avg(i,ii,iii)) NOT to Exceed 2.00%                                                   0.12%

(C)   Percentage of Net Losses from Cut-Off Date to Original Pool
      Balance NOT to equal or exceed 2.925%                                                                              0.01%

VIII. INFORMATION PER SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT
----------------------------------------------------------------------------
                                                                                                    Total Amount       Per $1000
                                                                                                 ---------------------------------
(A)   Principal Payments to Class A Certificateholders for Current Payment Date.
    (i)    Class A-1 Monthly Principal Remittance Amount                                           $2,798,149.99         $31.09
         a.)  Basic Principal Amount                                                               $2,798,149.99         $31.09
         b.)  Class A-1 Carry-Forward Amount
                i.) Interest and Principal Due from Previous Payment Dates                                 $0.00          $0.00
               ii.) Interest Payable on the Interest Portion of Class A-1 Carry-Forward Amount             $0.00          $0.00
    (ii)   Additional Class A-1 Principal Amount                                                   $1,327,783.89         $14.75

    (iii)   Class A-2 Monthly Principal Remittance Amount                                                  $0.00          $0.00
         a.)  Basic Principal Amount                                                                       $0.00          $0.00
         b.)  Class A-2 Carry-Forward Amount
                i.) Interest and Principal Due from Previous Payment Dates                                 $0.00          $0.00
               ii.) Interest Payable on the Interest Portion of Class A-2 Carry-Forward Amount             $0.00          $0.00
    (iv)  Additional Class A-2 Principal Amount                                                            $0.00          $0.00

    (v)     Class A-3 Monthly Principal Remittance Amount                                                  $0.00          $0.00
         a.)  Basic Principal Amount                                                                       $0.00          $0.00
         b.)  Class A-3 Carry-Forward Amount
                i.) Interest and Principal Due from Previous Payment Dates                                 $0.00          $0.00
               ii.) Interest Payable on the Interest Portion of Class A-3 Carry-Forward Amount             $0.00          $0.00
    (vi)  Additional Class A-3 Principal Amount                                                            $0.00          $0.00

    (vii) Class A-4 Monthly Principal Remittance Amount                                                    $0.00          $0.00
         a.)  Basic Principal Amount                                                                       $0.00          $0.00
         b.)  Class A-4 Carry-Forward Amount
                i.) Interest and Principal Due from Previous Payment Dates                                 $0.00          $0.00
               ii.) Interest Payable on the Interest Portion of Class A-4 Carry-Forward Amount             $0.00          $0.00
    (viii)  Additional Class A-4 Principal Amount                                                          $0.00          $0.00

(B)   Interest Payments to Class A Certificateholders for Current Payment Date.
    (i)   Class A Monthly Interest Remittance Amount                                                 $818,501.81          $4.78
         (a)   Class A-1 Monthly Interest Remittance Amount                                          $349,850.14          $3.89
         (b)   Class A-2 Monthly Interest Remittance Amount                                          $155,250.00          $5.63
         (c)   Class A-3 Monthly Interest Remittance Amount                                          $239,166.67          $5.83
         (d)   Class A-4 Monthly Interest Remittance Amount                                           $74,235.00          $5.83

    (ii)  Yield Supplement Deposit Amount                                                                $967.04          $0.01

    (iii)  Yield Supplement Withdrawal Amount                                                              $0.00          $0.00
         (a)  Yield Supplement Withdrawal Amount Included in the Distribution
              to Class A-1 Certificateholders                                                              $0.00          $0.00
         (b)  Yield Supplement Withdrawal Amount Included in the Distribution
              to Class A-2 Certificateholders                                                              $0.00          $0.00
         (c)  Yield Supplement Withdrawal Amount Included in the Distribution
              to Class A-3 Certificateholders                                                              $0.00          $0.00
         (d)  Yield Supplement Withdrawal Amount Included in the Distribution
              to Class A-4 Certificateholders                                                              $0.00          $0.00

                          CORESTATES FINANCIAL CORP                       Page 5

             MONTHLY SERVICING REPORT  -  HOME EQUITY TRUST 1996-1

Due Period:     November 1, 1996  through   Novmeber 30, 1996

Payment Date:   December 16, 1996

VIII. INFORMATION PER SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (cont.)
----------------------------------------------------------------------------------------------------------------------------------
(C)   Class A Certificate Balance and Class A Principal Factor after Distribution of Principal.
    (i)   Class A-1 Certificate Balance                                                           $63,586,996.49      $706.52
   (ii)   Class A-1 Principal Factor                                                                   0.7065222
  (iii)   Class A-2 Certificate Balance                                                           $27,600,000.00    $1,000.00
   (iv)   Class A-2 Principal Factor                                                                   1.0000000
    (v)   Class A-3 Certificate Balance                                                           $41,000,000.00    $1,000.00
   (vi)   Class A-3 Principal Factor                                                                   1.0000000
  (vii)   Class A-4 Certificate Balance                                                           $12,726,000.00    $1,000.00
 (viii)   Class A-4 Principal Factor                                                                   1.0000000

(D)   Beginning Total Pool Balance and Total Pool Factor for the Next Due Period.
    (i)  Beginning Total Portfolio Pool Balance                                                  $154,208,436.81
    (ii) Beginning Total Portfolio Pool Factor                                                         0.9000828

(E)   Number and Aggregate Principal Balance of Home Equity Loans which are delinquent
      30 Days or More at the End of the Current Due Period.             Contracts                    Amount
                                                                                 #             %               $         %
                                                                      -----------------------------------------------------
    (i)   30-59 Days Delinquent                                                 18         0.49%     $646,259.83     0.42%
    (ii)  60-89 Days Delinquent                                                  2         0.05%     $105,143.04     0.07%
    (iii) 90 Days or More Delinquent                                             1         0.03%     $107,838.69     0.07%
    (iv)  Real Estate Owned                                                      0         0.00%           $0.00     0.00%

(F)   Number and Aggregate Principal Balances of Home Equity Loans in Foreclosure and the Book Value
        of any Real Estate Acquired through Foreclosure or a Deed in Lieu of Foreclosure.
    (i)   Number of Home Equity Loans in Foreclosure                                                                         1
    (ii)  Aggregate Principal Balance of Loans in Foreclosure                                                       $24,054.26
    (iii) Book Value of any Real Estate Acquired or Deed in Lieu of Foreclosure                                          $0.00

(G)   Number and Aggregate Principal Balances of Home Equity Loans Including the Home Equity Loans
        as to which the Trust has Acquired by Foreclosure or Deed in Lieu of Foreclosure.
    (i)  Number of Home Equity Loans                                                                                     3,668
    (ii) Aggregate Principal Balance of Home Equity Loans                                                      $154,232,491.07

(H)   Number and Aggregate Principal Balances of Home Equity Loans Repurchased by any
        Seller or the Master Servicer during the Current Due Period.
    (i)  Number of Home Equity Loans Repurchased                                                                             0
    (ii) Aggregate Principal Balance of Home Equity Loans Repurchased                                                    $0.00

(I)   Amount of Monthly Servicing Fee Paid to the Master Servicer and the Amount Reimbursed to the
          Master Servicer in Respect of Liquidation Expenses during the Current Due Period.
    (i)  Amount of Monthly Servicing Fee Paid                                                                       $98,129.12
    (ii) Amount Reimbursed                                                                                               $0.00

(J)   Amount of Withdrawal from the Reserve Account Distributed to the Class A Certificateholders,
        the Amount in the Reserve Account After Giving Effect to Distribution, the Reserve Account
        Required Amount, Reserve Account Excess, and Amounts Transferred to Maintain Reserve Required.
    (i)   Amount of Withdrawal from the Reserve Account                                                                  $0.00
   (ii)   Amount in the Reserve Account after such Withdrawal                                                    $7,024,405.06
  (iii)   Reserve Account Required Amount on Payment Date                                                        $5,696,621.17
   (iv)   Reserve Account Excess Amount on Payment Date                                                          $1,327,783.89
    (v)   Amount Transferred to Reserve Account to Maintain Required Reserve Amount                                      $0.00

(K)   Amount of Withdrawal from the Yield Supplement Account included in the Amounts Distributed to the
         Class A-1,  Class A-2 , Class A-3 or Class A-4 Certificateholders, the Amount of
         Release paid to the Seller and the Amount in the Yield Supplement Account After
         Giving Effect to Any Withdrawal or Release
    (i)    Yield Supplement Deposit Amount Paid to Seller                                                              $967.04
    (ii)   Release from the Yield Supplement Account Paid to the Seller                                                $236.18
    (iii)  Ending Yield Supplement Account Balance                                                                  $69,267.91


OFFICER'S CERTIFICATE
-----------------------
All computations reflected in this Payment Date Monthly Servicing Report were made in conformity with the Pooling and Servicing Agreement.


 /s/ ROBERT W. FURNESS
-------------------------------------
Robert W. Furness
Servicing Officer